                                                                    EXHIBIT 99.2

FOR MORE INFORMATION, CONTACT:

AT THE COMPANY             AT THE FINANCIAL RELATIONS BOARD/BSMG WORLDWIDE
--------------             -----------------------------------------------
Linda Swearingen           Kerry Thalheim           Susan Garland
Sr. VP/Finance             (General Info)           (Analyst Info)
(919) 372-3000             (212) 445-8437           (212) 445-8458

Dan Kelly
Chief Financial Officer
(919) 372-3000



FOR IMMEDIATE RELEASE

       Konover Property Trust Completes Sale of Outlet Center Portfolio

RALEIGH, NC (September 25, 2001) - Konover Property Trust, Inc. (NYSE: KPT), a fully integrated shopping center real estate investment trust, announced today that it has completed the sale of its portfolio of outlet shopping centers to Chelsea Property Group, Inc. (NYSE: CPG) for a price of $180 million. Twenty-eight outlet shopping centers and three community shopping centers in 18 states totaling 4.3 million square feet were included in the outlet sale transaction.

In conjunction with the sale, the Company also closed a $58 million mortgage financing with CDC Mortgage Capital, Inc.

In an unrelated transaction, the Company announced the sale of Shoreside Shopping Center, a 144,000 square foot shopping center in Kitty Hawk, North Carolina, for $7.5 million.

J. Michael Maloney, President and Chief Executive Officer of Konover Property Trust said, "We are pleased to have successfully disposed of the outlet segment of our business and to have reduced total indebtedness by a net amount of $165 million as a result of the sale. At the beginning of the year, we set out to complete our strategy of becoming a community shopping center company focused on the Southeast, and the sale of our outlet portfolio puts us well on our way toward fulfilling that objective."

As a result of these sales, the Company's portfolio is now composed of 37 owned community centers in six Southeastern states totaling 5 million square feet (including joint ventures) and two outlet properties held for sale in Nashville and Las Vegas totaling 500,000 square feet. Also the Company manages and/or leases an additional 82 community shopping centers totaling approximately 8 million square feet.

Konover Property Trust was advised by Credit Suisse First Boston in the outlet shopping center transaction.

                                    -more-

Konover Property Trust Completes Sale of Outlets
Page Two
September 25, 2001


Headquartered in Raleigh, North Carolina, Konover Property Trust, Inc. is a self-administered real estate investment trust (REIT) engaged in the management, leasing, marketing, development and acquisition of community and neighborhood shopping centers. The Company currently owns, operates or has under development 121 shopping centers in six states totaling 13.5 million square feet. For a complete listing of centers, stores and other information on Konover Property Trust, Inc., visit the Company's web site at www.konovertrust.com.

                                    #  #  #


The matters described herein contain forward-looking statements. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control that may cause material differences in actual results. These factors include, but are not limited to economic and real estate industry conditions, leasing risk, rollover risk, tenant credit risk, interest rate risk, and other factors detailed in the Company's registration statement and periodic reports filed with the Securities and Exchange Commission.

                  Highlights of Outlet Portfolio Disposition
                            Konover Property Trust



Transaction Overview:


 .   Purchaser:                Chelsea Property Group, Inc. (NYSE:CPG)
 .   Sale Price:               $180 million
 .   Assets Sold:              28 outlet shopping centers in 18 states
                              3 community shopping centers in North Carolina


 .   Locations: Alabama; Arizona; California; Florida; Kentucky; Illinois; Iowa;
    Louisiana; Maine; Mississippi; Missouri; Nebraska; North Carolina; New York; Tennessee; Texas; Utah; Washington

 .   Total Square Footage:

                              .  4.3 million s.f. - Total
                              .  3.9 million s.f. of outlet centers
                              .  423,000 s.f. of community centers

Strategic Rationale:

 .   Creates a portfolio consisting exclusively of community shopping centers
 .   Focuses operations in one geographic area -- the Southeast
 .   Simplified Company's focus, enabling full concentration of energy, talent and actions on the community center portfolio
 .   Reduces risk and uncertainty associated with the outlet sector
 .   Eliminates necessity to make capital investments in outlet properties
 .   Reduces refinancing risk ($152 million of debt on outlets was due to mature in the next 12 months) and obtaining financing on favorable terms

Konover Property Trust, Post-Transaction(s):


 .   Assets:                       37   community centers
                                  2    outlet centers held for sale

 .   Total S.F.:                   5.0  million s.f. of community centers

                                  500,000 s.f. of outlets -held for sale

                                  8.0  million square feet of managed/leased
                                       properties

                                  Virginia; North Carolina; South Carolina;
                                  Georgia; Florida; Alabama

 .  Total Debt:                    $238.0 million

             Shopping Centers to be Sold by Konover Property Trust
                           to Chelsea Property Group

               Center                      Location                                Size
Factory Stores of America              Arcadia, LA                             89,500 s.f.
Factory Stores of America              Boaz, AL                               104,600 s.f.
Factory Shoppes at Branson Meadows     Branson, MO                            287,500 s.f.
Carolina Outlet Center                 Smithfield, NC                         443,000 s.f.
Factory Stores of America              Corsicana, TX                           63,600 s.f.
Factory Stores of America              Crossville, TN                         151,300 s.f.
Dare Center                            Kill Devil Hills, NC                   115,300 s.f.
Factory Stores of America              Draper, UT                             185,300 s.f.
Factory Stores of America              Georgetown, KY                         176,600 s.f.
Factory Stores of America              Graceville, FL                          84,000 s.f.
Factory Stores of America              Hanson, KY                              63,900 s.f.
Factory Stores of America              Hempstead, TX                           63,600 s.f.
Factory Stores of America              Iowa, LA                               130,800 s.f.
Factory Stores of America              Kittery, ME                             24,600 s.f.
Factory Stores of America              Lake George, NY                         43,700 s.f.
Factory Stores of America              LaMarque, TX                           176,000 s.f.
Factory Stores of America              Lebanon, MO                             86,200 s.f.
Factory Stores of America              Livingston, TX                          63,600 s.f.
MacGregor Village                      Cary, NC                               142,400 s.f.
Factory Stores of America              Mesa, AZ                               170,700 s.f.
Factory Stores of America              Mineral Wells, TX                       63,600 s.f.
Factory Stores of America              Nebraska City, NE                       89,600 s.f.
Factory Stores of North Bend           North Bend, WA                         223,400 s.f.
NorthRidge Shopping Center             Raleigh, NC                            165,300 s.f.
Factory Stores of America              Story City, IA                         112,400 s.f.
Factory Stores of America              Tri-Cities, TN                         132,900 s.f.
Factory Stores of America              Tucson, AZ                             127,600 s.f.
Factory Stores of America              Tupelo, MS                             129,400 s.f.
Factory Stores of America              Union City, TN                          60,200 s.f.
Factory Stores of Vacaville            Vacaville, CA                          447,700 s.f.
Factory Stores of America              West Frankfort, IL                      91,100 s.f.
                                                                   -----------------------
                                                                    Total:  4,309,400 s.f.

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